UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2014

SNYDER’S-LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0-398 (Commission File Number)	56-0292920 (IRS Employer Identification No.)

13024 Ballantyne Corporate Place, Ste 900, Charlotte, NC (Address of Principal Executive Offices)	28277 (Zip Code)

Registrant's telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant

On February 24, 2014, as a result of a competitive process and following careful deliberation, the Audit Committee of the Board of Directors of Snyder’s-Lance, Inc. (the “Company”) appointed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2015, subject to certain conditions including PwC’s acceptance of the engagement following the completion of its client acceptance procedures. The Audit Committee’s appointment of PwC became effective on February 25, 2014.

KPMG LLP (“KPMG”) was previously the principal accountants for the Company. On February 24, 2014, KPMG was dismissed as the Company’s independent auditors, upon completion of their audit of the Company’s consolidated financial statements as of and for the years ended December 28, 2013 and December 29, 2012 and the effectiveness of internal control over financial reporting as of December 28, 2013, and the issuance of their reports thereon. Their audit was completed on February 25, 2014.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 28, 2013 and December 29, 2012 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 28, 2013 and December 29, 2012, and the subsequent interim period through February 25, 2014, (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between KPMG and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its report on the consolidated financial statements for the relevant fiscal year, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 28, 2013 and December 29, 2012, and the subsequent interim period through February 25, 2014, neither the Company, nor anyone on its behalf, consulted PwC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by PwC that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

A copy of KPMG's letter to the Securities and Exchange Commission dated as of February 27, 2014 is attached as Exhibit 16.1 to this report.

Item 9.01.         Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description
16.1	Letter from KPMG LLP addressed to Securities and Exchange Commission, dated as of February 27, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER'S-LANCE, INC.
(Registrant)

Date: February 27, 2014	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer and Treasurer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
February 24, 2014	0-398

SNYDER’S-LANCE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description
16.1	Letter from KPMG LLP addressed to Securities and Exchange Commission, dated as of February 27, 2014